SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            December 18, 1996
                                             --------------------


        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
        ------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



372 Danbury Road, Wilton, Connecticut                06897
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(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-761-7900
                                                 ------------

Item 5.   Other Events.
          -------------

     On December 18, 1996, the Registrant announced: (i) its planned introduction of an enhanced electronic shelf labeling system, (ii) its offer of the system on a fee-based arrangement, with no upfront cash cost to customers, in addition to direct sales of the system, and (iii) the authorization by the Board of Directors of the Registrant of a private offering of debt securities, which would be accompanied by common stock purchase warrants, in order to finance such activities. For additional information with respect to these events, reference is hereby made to the Registrant's press release issued December 18, 1996 annexed to this current report as Exhibit 5(a), the text of which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.



                              By  s/Bruce F. Failing, Jr.
                                --------------------------------
                                 Bruce F. Failing, Jr.
                                 President


Dated: December 19, 1996

                        INDEX TO EXHIBITS

Exhibit        Description
-------        -----------

5(a)      -    Press Release of the Registrant issued December 18,
               1996